Exhibit 99.1

           Internet Security Systems Reports Second Quarter Results;
                      Also Updating 2006 Business Outlook


    ATLANTA--(BUSINESS WIRE)--July 31, 2006--Internet Security Systems, Inc. (ISS) (NASDAQ: ISSX), the worldwide leader in preemptive, enterprise security, today announced financial results for the second quarter ended June 30, 2006. Additionally, the Company is providing its Business Outlook for the third quarter ending September 30, 2006 and updating its Business Outlook for the full year 2006.

    Second Quarter Revenues

    Revenues were $82,712,000 for the second quarter of 2006, a five percent increase compared with second quarter 2005 revenues of $79,100,000.

    GAAP Earnings

    Reported net income under generally accepted accounting principles
(GAAP) for the second quarter of 2006 was $6,220,000, or $0.14 per diluted share, compared to $8,261,000, or $0.18 per diluted share, in the second quarter of 2005.

    Non-GAAP Earnings

    Non-GAAP net income for all periods in 2006 and 2005 excludes the after-tax impact of (i) non-cash amortization of intangibles related to acquisitions; and (ii) stock-based compensation expense associated with the expensing of stock options in accordance with FAS 123(R) and restricted stock expense. Non-GAAP net income for the second quarter of 2006 was $9,695,000, or $0.22 per diluted share, compared to $9,706,000, or $0.21 per diluted share, in the second quarter of 2005.
    "I am very pleased with the strong demand patterns for our new Proventia solutions, which delivered solid growth this quarter. Additionally, I am proud to note that our Proventia Intrusion Prevention solutions grew 23 percent annually, while our Proventia Unified Threat Management solutions revenue grew 55 percent annually," said Tom Noonan, president and CEO of Internet Security Systems. "In addition to again meeting our earnings expectations, we continued to deliver on our Protection On-Demand strategy with new technology development and innovation that significantly advances our vision of providing customers of all markets and sizes with a dramatically simpler and more effective IT protection solution."

    Business Outlook

    The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release.
    During the quarter, corporate representatives of ISS may reiterate the company's published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of the ISS quiet period for the third quarter of 2006, the public can continue to rely on the Business Outlook set forth in this press release as being ISS' current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook and ISS disclaims any obligation to update the Business Outlook. During the quiet period, the company's press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. The ISS quiet period at the end of the third quarter is expected to run from September 15, 2006 until financial results are released in October 2006.
    This Business Outlook assumes that the enterprise spending environment remains consistent with ISS' experience in the second quarter 2006. This Business Outlook also assumes that the competitive landscape will not change significantly during 2006, recognizing that there will continue to be competitive alternatives to our product offerings.
    For the year ending December 31, 2006, ISS currently expects to achieve revenues in the range of $355,000,000 to $360,000,000. GAAP net income is expected to be in the range of $0.67 to $0.72 per diluted share. Non-GAAP net income is expected to be in the range of $0.95 to $1.00 per diluted share.
    For the quarter ending September 30, 2006, ISS currently expects to achieve revenues in the range of $90,000,000 to $92,000,000. GAAP net income is expected to be in the range of $0.16 to $0.18 per diluted share. Non-GAAP net income is expected to be in the range of $0.23 to $0.25 per diluted share.
    Non-GAAP net income excludes: (i) non-cash amortization of intangibles related to acquisitions (net of taxes), estimated to be $500,000 for the quarter ending September 30, 2006 and $3,000,000 for the year ending December 31, 2006; and (ii) compensation expense (net of taxes) associated with the expensing of stock options in accordance with FAS 123(R) and restricted stock expenses, estimated to be approximately $2,500,000 or $0.06 per diluted share for the quarter ending September 30, 2006 and approximately $9,500,000 or $0.21 per diluted share for the year ending December 31, 2006.
    Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the historical reconciliation table following the Consolidated Statements of Operations and in the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in the Form 8-K filed by ISS today with the Securities and Exchange Commission and available through the ISS Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

    Earnings Conference Call

    The Company's conference call regarding this press release is being held Monday, July 31, 2006 at 4:30 p.m. Eastern Time and can be accessed as follows:

    DATE/TIME: Monday, July 31, 2006 at 4:30 p.m. ET

    DIAL IN: Domestic 800-665-0430

    International +1-913-312-1300

    Pass code 6641537

    A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available until August 8, 2006.

    REBROADCAST DIAL IN: Domestic 888-203-1112

    International +1-719-457-0820

    Pass code 6641537

    Additional investor information can be accessed on the ISS Web site or by contacting the Investor Relations department at +1-404-236-4053.

    About Internet Security Systems, Inc.

    Internet Security Systems, Inc. (ISS) is the trusted security advisor to thousands of the world's leading businesses and governments, providing preemptive protection for networks, desktops and servers. An established leader in security since 1994, the ISS Proventia(R) integrated security platform automatically protects against both known and unknown threats, keeping networks up and running and shielding customers from online attacks before they impact business assets. ISS products and services are based on the proactive security intelligence of its X-Force(R) research and development team
- the unequivocal world authority in vulnerability and threat research. The ISS product line is also complemented by comprehensive Managed Security Services and Professional Security Services. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

    Forward-Looking Statements

    This press release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook - specifically, our revenue and GAAP and non-GAAP net income estimates for the third quarter and full year 2006. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS products; customer budgets; the volume and timing of orders and deliveries; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; risks concerning the rapid change of technology; ISS' ability to develop new and enhanced products; disruption from introducing new products; acceptance of new and enhanced products by customers; new regulations requiring changes to products and the availability of compliant products in a timely manner; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; ISS' ability to accurately forecast and produce demanded quantities of its appliance products and models; reliance on distribution channels through which ISS products are sold; ISS' ability to integrate acquisitions or investments; ISS' ability to attract and retain key personnel; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board (including without limitation the impact of expensing stock options); the assertion of infringement claims with respect to ISS intellectual property; foreign currency exchange rates; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including the ISS 2005 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through the ISS Web site at www.iss.net or the Securities and Exchange Commission's Web site at www.sec.gov.

    Non-GAAP Financial Measures

    This press release and the accompanying supplementary financial information presents operating income, income before income taxes, net income, operating margin and net income per dilutive share measures that exclude the effect of non-cash acquisition related expenses and stock-based compensation expense relating to FAS 123(R). ISS management and industry analysts often evaluate ISS' operating performance using these measures. These non-GAAP financial measures are also used by management to conduct business operations such as: developing budgets, managing expenditures, evaluating internal performance and calculating incentive compensation. In addition, ISS believes these non-GAAP financial measures facilitate management's internal comparisons to its competitors' operating results, and the software industry in general. ISS believes that its presentation of these non-GAAP measures provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity and non-cash stock-based compensation expense. Additionally, ISS believes these non-GAAP measures provide useful information to investors so they can evaluate ISS' operating results in the same manner as management and industry analysts, if they so choose.
    This non-GAAP financial information, provided as additional information for investors, is not in accordance with generally accepted accounting principles and may be different from similarly named non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles.
    Internet Security Systems is a trademark and X-Force and Proventia are registered trademarks of Internet Security Systems, Inc.



                    INTERNET SECURITY SYSTEMS, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
           (amounts in thousands, except per share amounts)
                              (unaudited)
                                                       Three months
                                                       ended June 30,
                                                      ----------------
                                                        2006    2005
                                                       ------- -------
Revenues:
    Product licenses and sales                        $33,447 $33,613
    Subscriptions                                      43,358  39,852
    Professional services                               5,907   5,635
                                                       ------- -------
                                                       82,712  79,100

Costs and expenses:
    Cost of revenues:
     Product licenses and sales                         7,996   6,152
     Amortization of acquired technology                1,501   1,756
     Subscriptions and professional services           14,472  13,167
                                                       ------- -------
    Total cost of revenues                             23,969  21,075

    Research and development                           12,406  10,985
    Sales and marketing                                30,033  27,537
    General and administrative                          8,350   7,302
    Amortization of other intangibles                      42      42
                                                       ------- -------
                                                       74,800  66,941

Operating income                                        7,912  12,159

Interest income                                         1,828   1,253
Other income (expense), net                               142    (405)
                                                       ------- -------
Income before income taxes                              9,882  13,007
Provision for income taxes                              3,662   4,746
                                                       ------- -------
Net income                                            $ 6,220 $ 8,261
                                                       ======= =======


Basic net income per share of Common Stock            $  0.14 $  0.18
                                                       ======= =======
Diluted net income per share of Common Stock          $  0.14 $  0.18
                                                       ======= =======

Weighted average shares:
    Basic                                              44,035  45,243
                                                       ======= =======
    Diluted                                            44,762  47,178
                                                       ======= =======


Reconciliation of GAAP to Non-GAAP financial information for the three months ended June 30, 2006 and June 30, 2005:

                                                       Three months
                                                       ended June 30,
                                                      ----------------
                                                        2006    2005
                                                       ------- -------

Operating income - GAAP                               $ 7,912 $12,159
Add back stock-based compensation in cost of product
 licenses and sales expense                                27       -
Add back stock-based compensation in cost of
 subscription and professional services expense           478      33
Add back stock-based compensation in research and
 development expense                                      979      57
Add back stock-based compensation in sales and
 marketing expense                                      1,244     178
Add back stock-based compensation in general and
 administrative expense                                 1,250     212
Add back amortization of acquired technology and other
 intangibles                                            1,543   1,798
                                                       ------- -------
Non-GAAP operating income                             $13,433 $14,437
Other income, net                                       1,970     848
                                                       ------- -------
Non-GAAP income before income taxes                    15,403  15,285
Provision for income taxes                              5,708   5,579
                                                       ------- -------
Non-GAAP net income                                   $ 9,695 $ 9,706
                                                       ======= =======

Non-GAAP diluted net income per share of Common Stock    0.22    0.21
                                                       ======= =======

Non-GAAP operating margin                                  16%     18%
                                                       ======= =======



                    INTERNET SECURITY SYSTEMS, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
           (amounts in thousands, except per share amounts)
                              (unaudited)
                                                    Six months ended
                                                         June 30,
                                                    ------------------
                                                       2006     2005
                                                     -------- --------
Revenues:
    Product licenses and sales                      $ 66,136 $ 65,883
    Subscriptions                                     86,056   78,690
    Professional services                             11,281   11,319
                                                     -------- --------
                                                     163,473  155,892

Costs and expenses:
    Cost of revenues:
     Product licenses and sales                       14,804   12,537
     Amortization of acquired technology               3,221    3,542
     Subscriptions and professional services          28,021   26,325
                                                     -------- --------
    Total cost of revenues                            46,046   42,404

    Research and development                          25,100   21,276
    Sales and marketing                               58,127   53,646
    General and administrative                        16,659   14,646
    Amortization of other intangibles                     82       86
                                                     -------- --------
                                                     146,014  132,058

Operating income                                      17,459   23,834

Interest income                                        3,795    2,312
Other income (expense), net                             (177)    (881)
                                                     -------- --------
Income before income taxes                            21,077   25,265
Provision for income taxes                             7,807    9,159
                                                     -------- --------
Net income                                          $ 13,270 $ 16,106
                                                     ======== ========


Basic net income per share of Common Stock          $   0.30 $   0.36
                                                     ======== ========
Diluted net income per share of Common Stock        $   0.29 $   0.34
                                                     ======== ========

Weighted average shares:
    Basic                                             44,285   45,284
                                                     ======== ========
    Diluted                                           45,260   47,314
                                                     ======== ========


Reconciliation of GAAP to Non-GAAP financial information for the six months ended June 30, 2006 and June 30, 2005:

                                                    Six months ended
                                                         June 30,
                                                    ------------------
                                                       2006     2005
                                                     -------- --------

Operating income - GAAP                             $ 17,459 $ 23,834
Add back stock-based compensation in cost of product
 licenses and sales expense                               41        -
Add back stock-based compensation in cost of
 subscription and professional services expense          854       66
Add back stock-based compensation in research and
 development expense                                   1,853      114
Add back stock-based compensation in sales and
 marketing expense                                     2,288      328
Add back stock-based compensation in general and
 administrative expense                                2,277      545
Add back amortization of acquired technology and
 other intangibles                                     3,303    3,628
                                                     -------- --------
Non-GAAP operating income                           $ 28,075 $ 28,515
Other income, net                                      3,618    1,431
                                                     -------- --------
Non-GAAP income before income taxes                   31,693   29,946
Provision for income taxes                            11,740   10,855
                                                     -------- --------
Non-GAAP net income                                 $ 19,953 $ 19,091
                                                     ======== ========

Non-GAAP diluted net income per share of Common
 Stock                                                  0.44     0.40
                                                     ======== ========

Non-GAAP operating margin                                 17%      18%
                                                     ======== ========



                    INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED BALANCE SHEETS
      (amounts in thousands, except share and per share amounts)

                                                  June 30,   Dec. 31,
                                                     2006      2005
                                                   --------- ---------
                     ASSETS                      (unaudited)(audited)
Current assets:
    Cash and cash equivalents                     $ 177,122 $ 238,893
    Marketable securities                            42,681         -
    Accounts receivable, less allowance for doubtful
     accounts of $4,130, and $3,574 respectively     78,950    87,769
    Inventory                                         6,321     2,852
    Prepaid expenses and other current assets        13,080     9,656
                                                   --------- ---------
        Total current assets                        318,154   339,170

Property and equipment:
    Computer equipment and software                  72,279    60,365
    Office furniture and equipment                   18,191    17,797
    Leasehold improvements                           21,083    20,948
                                                   --------- ---------
                                                    111,553    99,110
    Less accumulated depreciation                    75,027    67,754
                                                   --------- ---------
                                                     36,526    31,356
Restricted cash and marketable securities             9,200     8,600
Goodwill, less accumulated amortization of
 $27,381                                            221,439   220,224
Other intangible assets, less accumulated
 amortization of $31,189 and $27,490 in 2006 and
 2005, respectively                                   8,122    10,913
Other assets                                          8,209     8,381
                                                   --------- ---------
        Total assets                              $ 601,650 $ 618,644
                                                   ========= =========


      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                              $  11,580 $  11,261
    Accrued expenses                                 26,164    35,019
    Deferred revenues                                76,803    74,577
                                                   --------- ---------
        Total current liabilities                   114,547   120,857

Long-term deferred revenues                           8,697     7,067
Other non-current liabilities                           195       202
Minority interest                                     4,813     4,378

Stockholders' equity:
    Preferred stock; $.001 par value; 20,000,000
     shares authorized, none issued or outstanding        -         -
    Common stock; $.001 par value; 120,000,000 shares
     authorized, 52,872,000 and 52,204,000 shares
     issued in 2006 and 2005, respectively               53        52
    Additional paid-in-capital                      535,027   524,105
    Deferred compensation                                 -    (1,830)
    Accumulated other comprehensive income            4,084     1,058
    Retained earnings                               100,359    87,089
    Treasury stock, at cost (9,080,000 and
     7,129,000 shares in 2006 and 2005,
     respectively)                                 (166,125) (124,334)
                                                   --------- ---------
        Total stockholders' equity                  473,398   486,140
                                                   --------- ---------
        Total liabilities and stockholders' equity $ 601,650 $ 618,644
                                                   ========= =========



                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (amounts in thousands)
                              (unaudited)

                                                    Six months ended
                                                         June 30,
                                                      2006     2005
                                                     -------- --------
Operating activities
Net income                                          $ 13,270 $ 16,106
Adjustments to reconcile net income to net cash
provided by operating activities:
    Depreciation                                       7,017    5,355
    Amortization of intangibles                        3,303    3,628
    Stock-based compensation expense                   7,313    1,053
    Income tax benefit from exercise of stock
     options                                             480      945
    Accretion of discount on marketable securities        31     (562)
    Minority interest                                    572       61
    Gain on issuance of subsidiary stock                 (63)    (134)

Changes in assets and liabilities, excluding the
 effects of acquisitions:
    Accounts receivable                               10,460    7,192
    Inventory                                         (3,429)  (1,409)
    Prepaid expenses and other assets                 (2,854)   2,752
    Accounts payable and accrued expenses             (9,852)   3,206
    Deferred revenues                                  2,334   (3,977)
                                                     -------- --------
        Net cash provided by operating activities     28,582   34,216


Investing activities
Acquisitions, net of cash received                         -     (764)
Purchases of marketable securities                   (48,581) (56,923)
Net proceeds from maturity of marketable securities    7,749   60,136
Net proceeds from sales of marketable securities           -   29,750
(Addition to) release of cash equivalents in
 restricted cash and marketable securities            (2,480)       -
Purchases of property and equipment                  (12,052)  (2,612)
Issuance of (dividends from) subsidiary stock            (74)     357
                                                     -------- --------
        Net cash provided by (used in) investing
         activities                                  (55,438)  29,944


Financing activities
Proceeds from exercise of stock options                4,450    4,800
Proceeds from issuance of common stock                     -      732
Purchases of treasury stock                          (41,791) (18,349)
Excess tax benefits from stock option exercises          510        -
                                                     -------- --------
        Net cash provided by (used in) financing
         activities                                  (36,831) (12,817)

Foreign currency impact on cash                        1,916   (3,427)
                                                     -------- --------
Net increase (decrease) in cash and cash equivalents (61,771)  47,916
Cash and cash equivalents at beginning of period     238,893  140,148
                                                     -------- --------
Cash and cash equivalents at end of period          $177,122 $188,064
                                                     ======== ========



                   Business Outlook Reconciliation


This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.



                         Q3 2006 Range          Annual 2006 Range
                    --------------------------------------------------
                      Low end    Upper end     Low end     Upper end
                    --------------------------------------------------

Expected revenues   $90,000,000 $92,000,000 $355,000,000 $360,000,000
                     =================================================

Expected net income
 per diluted share  $      0.16 $      0.18 $       0.67 $       0.72

Add back per share
 impact of
 amortization of
 intangibles and
 stock based
 compensation
 expense            $      0.07 $      0.07 $       0.28 $       0.28
                     -------------------------------------------------

Expected non-GAAP
 net income per
 diluted share      $      0.23 $      0.25 $       0.95 $       1.00
                     =================================================



    CONTACT: Internet Security Systems
             Media Contact:
             Angela Frechette, 404-236-3197
             afrechette@iss.net
             or
             Investor/Financial Analyst Contact:
             Ed Eiland, 404-236-4053
             eeiland@iss.net